Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

American Honda Finance Corporation (the “Company”)
Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BAML”)

SMBC Nikko Securities America, Inc.

Wells Fargo Securities, LLC

(together, the “Specified Parties”)

Re:	Honda Auto Receivables 2018-3 Owner Trust, Asset Backed Notes (the “Notes”) – Data File and XML File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in (i) an electronic data file entitled “2018-3 UWR01 B284 Jun2018 1-7B Reg ABII Short List 071218.txt” provided by the Company on July 12, 2018 (the “Data File”), containing certain information related to 95,881 motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks (“Receivables”) as of June 30, 2018 (the “Initial Cutoff Date”), and (ii) an electronic data file entitled “Honda_ex102_Jun2018_HAROT2018-3_B284_Prelim 1-7Bln.csv” provided by the Company on July 17, 2018, containing certain information related to 95,881 Receivables as of June 30, 2018 (the “XML File”), both related to a portfolio of Receivables which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the specified attributes identified by the Company in the Data File and the XML File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative
(“KPMG International”), a Swiss entity.

•	The term “AHFC Systems” means the Company’s computer systems and includes the Company’s Customer Account Servicing System (“CASS”), and/or Auto Finance Servicing System (“AF”).

•	The term “Receivable File” means any file containing some or all of the following documents provided by the Company: Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, screen shots from AHFC Systems, Certificate of Title, Title Application, “Title” screen shot from DealerTrack, Credit Application, and/or Agreement to Furnish Insurance. We make no representation regarding the validity, enforceability, or authenticity of such Receivable File documents.

I.	The Selected Receivables

We randomly selected a sample of Receivables from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables,” as listed in Exhibit A attached hereto).

II.	The Data File

A.	For each Selected Receivable, we compared the specified attributes listed below contained in the Data File to the corresponding information appearing in the Receivable File. The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the Data File to the Receivable File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions
First Payment Date	Installment Sale Contract and instructions provided by the Company described below
Receivable Number	Installment Sale Contract
Original Amount Financed	Installment Sale Contract
Number of Payments	Installment Sale Contract
Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter
Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below
New vs. Used	Installment Sale Contract, Title Application, “Contract Information” screen shot from AHFC Systems, and instructions provided by the Company described below
Collateral Type (Honda or Acura)	Installment Sale Contract
Loan Type (Simple Interest)	Installment Sale Contract

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Attribute	Receivable File/Instructions
Origination Date	Installment Sale Contract
Original Maturity Date	Installment Sale Contract and instructions provided by the Company described below
Model	Installment Sale Contract, “Collateral Information” screen shot from AHFC Systems
Current Maturity Date	Installment Sale Contract, “Contract Information” screen shot from AHFC Systems, and instructions provided by the Company described below
Legal Owner or Lien Holder Name	Certificate of Title, Title Application, “Title” screen shot from DealerTrack, and instructions provided by the Company described below

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivable information in the Data File stated the First Payment Date was the first day of the following month. We were informed by the Company that AHFC Systems does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, AHFC Systems will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date.

For purposes of comparing APR, in the event the APR did not agree to the percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the APR to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the APR by subtracting the applicable percentage stated in the Rate Modifier section in the Origenate Approval Form from the percentage stated in the Installment Sale Contract. We compared the recomputed APR to the APR in the Data File.

For purposes of comparing New vs. Used, in the event New vs. Used did not agree to the corresponding information in the Installment Sale Contract, we were instructed by the Company to compare New vs. Used to the Title Application or the “Contract Information” screen shot from AHFC Systems. We were further instructed by the Company to deem the vehicle to be “Used” if the vehicle was identified as “Certified” in the Title Application.

For purposes of comparing Original Maturity Date, in the event the Original Maturity Date was not stated in the Installment Sale Contract, we were instructed by the Company to recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. We compared the recomputed Original Maturity Date to the Original Maturity Date in the Data File.

For purposes of comparing Current Maturity Date, in the event the Current Maturity Date did not agree to the date stated in the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, we were instructed by the Company to compare the Current Maturity Date to the date stated in the screen shot from AHFC Systems as of the Initial Cutoff Date.

For purposes of comparing Legal Owner or Lien Holder Name, we were instructed by the Company that the names “American Honda Finance,” “AHFC,” “Ahfc,” “American Honda Finance Corp,” “American Honda Fin Corp,” “American Honda Fin.,” “Honda Finance Corp,” “Am Honda Fin Corp,” “Honda Financial Services,”

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“Honda Finance Corporation,” “American Honda Corporation,” “Honda Finance,” “Honda American Fin Corp,” “American Honda Finance Co,” “American Honda Finance Corporation,” “American Honda Finance Corpora,” “American Honda Finance Cor.,” “American Honda Fin Corp,” “American Honda Finance C,” “American Honda,” “American Honda Finance Inc,” “American Honda Financial Corp,” “American Honda Finan Corp,” “American Honda Finance Company,” “Amercn Honda Fin Corp,” “Amercn Fin Corp,” “American Honda Finance Corporat,” “American Honda Finance Corp.,” and “American Honda Financial Corporation” were acceptable Legal Owner or Lien Holder Names for the Company.

The information regarding the Selected Receivables in the Data File was found to be in agreement with the respective information appearing in the Receivable Files. Based on the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%. There were no conclusions that resulted from the procedures.

B.	In addition to the procedures described above, for each Selected Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application

•	Agreement to Furnish Insurance

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signature(s).

III.	The XML File

For each Selected Receivable, we compared the specified attributes listed below contained in the XML File to the corresponding information appearing in the Receivable File and/or Data File. The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the XML File to the Receivable File and/or the Data File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions
Original Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below
Next Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below
Reporting Period Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below

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Attribute	Receivable File/Instructions
Origination Date	Installment Sale Contract and instructions provided by the Company described below
First Payment Date	Installment Sale Contract and instructions provided by the Company described below
Maturity Date	Installment Sale Contract and instructions provided by the Company described below
Recomputed Original Loan Term	Installment Sale Contract and instructions provided by the Company described below
Recomputed Grace Period Number	Installment Sale Contract and instructions provided by the Company described below
Subvented	AHFC Systems screen shot and instructions provided by the Company described below
Current Delinquency Status	AHFC Systems screen shot

For purposes of comparing Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage, in the event the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage did not agree to the percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the percentage stated inthe Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage by subtracting the applicable percentage stated in the Rate Modifier section in the Origenate Approval Form from the percentage stated in the Installment Sale Contract. We compared the recomputed Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the Original Interest Rate Percentage, Next Interest Rate Percentage, /or Reporting Period Interest Rate Percentage in the XML File.

For purposes of comparing Origination Date, the Company instructed us to compare the month and year of the Origination Date in the XML File to the month and year of the Origination Date in the Receivable File.

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivables information in the XML File stated the First Payment Date was the first day of the following month. We were informed by the Company that AHFC Systems does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, AHFC Systems will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date. The Company instructed us to compare the month and year of the First Payment Date in the XML File to the month and year of the First Payment Date in the Receivable File.

For purposes of comparing Maturity Date, the Company instructed us to compare the month and year of the Maturity Date in the XML File to the month and year of the Current Maturity Date in the Receivable File.

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For purposes of comparing Recomputed Original Loan Term, the Company instructed us to recompute the Original Loan Term as the difference in months between the “DATEMAT” and the “DATEORIG” fields in the Data File. We compared the Recomputed Original Loan Term to the Original Loan Term in the XML File.

For purposes of comparing Recomputed Grace Period Number, the Company instructed us to recompute the Grace Period Number as the difference in months between the “DATEFPAY” and the “DATEORIG” fields in the Data File. We compared the Recomputed Grace Period Number to the Grace Period Number in the XML File.

For purposes of comparing Subvented, the Company instructed us to compare the “Original Unearned Amount” field in the AHFC Systems screen shot to the value in the “Subvented” field in the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, the Company instructed us to consider the Selected Receivable to be Subvented. If the “Original Unearned Amount” field was blank, the Company instructed us to consider the Selected Receivable to not be Subvented.

The information regarding the Selected Receivables in the XML File was found to be in agreement with the respective information appearing in the Receivable Files and/or Data File. Based on the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File and the XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the XML File, the Receivable Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reliability or accuracy of the Data File, the XML File, or the Receivable Files, which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

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This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA
August 6, 2018

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Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*
1	20183001	60	20183060	119	20183119	178	20183178	237	20183237
2	20183002	61	20183061	120	20183120	179	20183179	238	20183238
3	20183003	62	20183062	121	20183121	180	20183180	239	20183239
4	20183004	63	20183063	122	20183122	181	20183181	240	20183240
5	20183005	64	20183064	123	20183123	182	20183182	241	20183241
6	20183006	65	20183065	124	20183124	183	20183183	242	20183242
7	20183007	66	20183066	125	20183125	184	20183184	243	20183243
8	20183008	67	20183067	126	20183126	185	20183185	244	20183244
9	20183009	68	20183068	127	20183127	186	20183186	245	20183245
10	20183010	69	20183069	128	20183128	187	20183187	246	20183246
11	20183011	70	20183070	129	20183129	188	20183188	247	20183247
12	20183012	71	20183071	130	20183130	189	20183189	248	20183248
13	20183013	72	20183072	131	20183131	190	20183190	249	20183249
14	20183014	73	20183073	132	20183132	191	20183191	250	20183250
15	20183015	74	20183074	133	20183133	192	20183192	251	20183251
16	20183016	75	20183075	134	20183134	193	20183193	252	20183252
17	20183017	76	20183076	135	20183135	194	20183194	253	20183253
18	20183018	77	20183077	136	20183136	195	20183195	254	20183254
19	20183019	78	20183078	137	20183137	196	20183196	255	20183255
20	20183020	79	20183079	138	20183138	197	20183197	256	20183256
21	20183021	80	20183080	139	20183139	198	20183198	257	20183257
22	20183022	81	20183081	140	20183140	199	20183199	258	20183258
23	20183023	82	20183082	141	20183141	200	20183200	259	20183259
24	20183024	83	20183083	142	20183142	201	20183201	260	20183260
25	20183025	84	20183084	143	20183143	202	20183202	261	20183261
26	20183026	85	20183085	144	20183144	203	20183203	262	20183262
27	20183027	86	20183086	145	20183145	204	20183204	263	20183263
28	20183028	87	20183087	146	20183146	205	20183205	264	20183264
29	20183029	88	20183088	147	20183147	206	20183206	265	20183265
30	20183030	89	20183089	148	20183148	207	20183207	266	20183266
31	20183031	90	20183090	149	20183149	208	20183208	267	20183267
32	20183032	91	20183091	150	20183150	209	20183209	268	20183268
33	20183033	92	20183092	151	20183151	210	20183210	269	20183269
34	20183034	93	20183093	152	20183152	211	20183211	270	20183270
35	20183035	94	20183094	153	20183153	212	20183212	271	20183271
36	20183036	95	20183095	154	20183154	213	20183213	272	20183272
37	20183037	96	20183096	155	20183155	214	20183214	273	20183273
38	20183038	97	20183097	156	20183156	215	20183215	274	20183274
39	20183039	98	20183098	157	20183157	216	20183216	275	20183275
40	20183040	99	20183099	158	20183158	217	20183217	276	20183276
41	20183041	100	20183100	159	20183159	218	20183218	277	20183277
42	20183042	101	20183101	160	20183160	219	20183219	278	20183278
43	20183043	102	20183102	161	20183161	220	20183220	279	20183279
44	20183044	103	20183103	162	20183162	221	20183221	280	20183280
45	20183045	104	20183104	163	20183163	222	20183222	281	20183281
46	20183046	105	20183105	164	20183164	223	20183223	282	20183282
47	20183047	106	20183106	165	20183165	224	20183224	283	20183283
48	20183048	107	20183107	166	20183166	225	20183225	284	20183284
49	20183049	108	20183108	167	20183167	226	20183226	285	20183285
50	20183050	109	20183109	168	20183168	227	20183227	286	20183286
51	20183051	110	20183110	169	20183169	228	20183228	287	20183287
52	20183052	111	20183111	170	20183170	229	20183229
53	20183053	112	20183112	171	20183171	230	20183230
54	20183054	113	20183113	172	20183172	231	20183231
55	20183055	114	20183114	173	20183173	232	20183232
56	20183056	115	20183115	174	20183174	233	20183233
57	20183057	116	20183116	175	20183175	234	20183234
58	20183058	117	20183117	176	20183176	235	20183235
59	20183059	118	20183118	177	20183177	236	20183236

(*) The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers